UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ESAB CORPORATION
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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87405-P46450-Z92088 ESAB CORPORATION 909 ROSE AVENUE, 8TH FLOOR NORTH BETHESDA, MD 20852 ESAB CORPORATION 2026 Annual Meeting Vote by May 7, 2026 11:59 PM ET You invested in ESAB CORPORATION and now it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2026. Vote Virtually at the Meeting* May 8, 2026 3:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ESAB2026 Get informed before you vote View the Notice of 2026 Annual Meeting and Proxy Statement and 2025 Annual Report on Form 10-K online at www.ProxyVote.com or scan the QR code below OR you can receive a free paper or email copy of the materials by requesting prior to April 24, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2026 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V87406-P46450-Z92088 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters. 1. Election of Directors Nominees: 1a. Mitchell P. Rales For 1b. Shyam P. Kambeyanda For 1c. Melissa Cummings For 1d. Rhonda L. Jordan For 1e. Robert S. Lutz For 1f. Sébastien Martin For 1g. Stephanie M. Phillipps For 1h. Didier Teirlinck For 1i. Rajiv Vinnakota For 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve on an advisory basis the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.